Exhibit 10.1
FOURTH AMENDMENT TO UNCOMMITTED LOAN AGREEMENT
THIS FOURTH AMENDMENT TO UNCOMMITTED LOAN AGREEMENT (this “Amendment") dated effective as of December 8, 2020 (the "Effective Date"), is by and between HINES GLOBAL REIT II PROPERTIES LP, a Delaware limited partnership, as the borrower ("Borrower"), and HINES INTERESTS LIMITED PARTNERSHIP, a Delaware limited partnership, as the lender and its successors and assigns ("Lender").

PRELIMINARY STATEMENT. Lender and Borrower have entered into that certain Uncommitted Loan Agreement dated as of October 2, 2017, as amended by that certain First Amendment to Uncommitted Loan Agreement, dated as of November 30, 2017, as further amended by that certain Second Amendment to Uncommitted Loan Agreement, dated as of December 13, 2018, as further amended by that that certain Third Amendment to Uncommitted Loan Agreement, dated as of December 11, 2019 (as amended, the "Loan Agreement"). All capitalized terms defined in the Loan Agreement and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement. The Lender and the Borrower have agreed to amend the Loan Agreement to the extent set forth herein to extend the facility.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.The definition of "Termination Date", in Section 1.1 of the Loan Agreement, is hereby amended and restated in its entirety to provide:

""Termination Date" shall mean the earlier to occur of (i) the termination of the Availability Period pursuant to Section 3.3, (ii) December 31, 2021 and (iii) the date the Lender accelerates the repayment of the Loan pursuant to Section 8.2."

2.The Borrower hereby represents and warrants to the Lender that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Loan Agreement are true and correct on the date hereof as though made on and as of such date, and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

3.The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Loan Agreement is amended by this Amendment.

4.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

5.This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

6.THIS AMENDMENT, THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED

BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.HIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:

HINES GLOBAL REIT II PROPERTIES LP,
a Delaware limited partnership

By: Hines Global Income Trust, Inc., a Maryland corporation, its general partner

By: /s/ Janice E. Walker
Janice E. Walker
Chief Operating Officer

LENDER:

HINES INTERESTS LIMITED PARTNERSHIP,
a Delaware limited partnership

By: Hines Holdings, Inc.,
a Texas corporation,
its general partner

By: /s/ Keith Montgomery
Keith Montgomery
Senior Managing Director/
Chief Financial Officer

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